UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21980

Alpine Total Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 - April 30, 2014

Item 1: Shareholder Report

Total Dynamic Dividend Fund

April 30,

2014

Semi-Annual Report

Alpine View
April 30, 2014 (Unaudited)

The President’s Letter

Are We There Yet?

Over the past five years and two months since the S&P 500® Index intraday low of just under 667, the Index appreciated to 1,884 on April 30, 2014. Indeed, new highs subsequent to April 30 have extended the strong gains of 2013. During the past five years, we have seen a gradual, if not steady, improvement in global economic and financial market conditions, most notably in the U.S. This has been reflected in the outperformance of the U.S. equity indices over broad global and emerging market indices (MSCI World Index and MSCI Emerging Market Index) since mid-2011 but in particular for 2013 through April 30, 2014. On a cumulative basis, the U.S. market has finally recouped the lost jobs which occurred during the 2008-2009 recession and we have seen improvements in unemployment rates of other countries although, broadly speaking, Europe is a notable laggard.

This painfully slow recovery has been accomplished not by economic strategy or fiscal policy but rather on the backs of the world’s major Central Banks. Japan has been a notable exception to this pattern of constrained action, albeit they too are relying upon flexible Central Bank policy. Fundamentally, quantitative easing (QE) in the U.S., via buying bonds related to treasuries and mortgages, is currently being reduced by “tapering” the amount. It is expected that the U.K. may continue its QE program for a little longer and that the European Central Bank (ECB) may also adopt a modified QE program. Japan will continue its QE program and will likely add more fiscal stimulus over the coming year in the form of tax cuts or financial incentives for targeted businesses and investments. Even the few countries which have been tightening monetary policies over the past year including India, China and Brazil, are expected to be nearly done. We may see further loosening of monetary policy in China imminently, followed by India and Brazil over the next year. The ultimate impact of these Central Bank policies is how commercial banks and/or capital markets provide additional funding for their clients. Differing banking/corporate/retail clientele relationships require varying mechanisms to transmit downstream the impact of monetary policies in different countries. Suffice it to say, some countries have seen financial liquidity support the residential or retail capital sector via mortgages and car loans, while others have emphasized the corporate sector. For example, mortgage rates in the U.K. are almost exclusively ‘floating rate,’ which, in combination with the government’s “help to buy” 95% loan to value program means that a lot of capital has been injected into the household sector. In contrast, the U.S. where tight credit standards and banks’ continued caution on accepting high loan to value mortgages has, in fact, constrained the household sector. This, in turn, has dampened retail sales in the U.S. leading many marginal store chains to either contract or restructure operations, while in the U.K., retail sales were up 4% year over year.

Indeed, the big impact of financial liquidity in the U.S. has been the appreciation of stock and bond prices. This has created an ongoing surge in refinancing of corporate debt, which has significantly increased the earnings potential of many companies over the last number of years. Today’s historic low lending rates in Europe and near historic low rates in the U.S. might normally have been expected to fuel a resurgence in capital expenditures (capex) on new or improved production facilities or research activity by corporations. However, the continued poor utilization of superfluous or inefficient plants and machinery has, in combination with slow demand growth, limited corporate capital expenditures. Either demand must grow or such capacity must be eliminated before capex resumes.

Instead, corporations have been using their low cost of debt to fund either mergers and acquisitions (M&A), or return cash to shareholders via dividends or share buybacks. We have recently witnessed the largest overall aggregate dividend in history as Vodafone distributed $23.9 billion to shareholders while Apple distributed $30 billion in the form of share buybacks over 2013 in addition to their substantial dividend payouts. While the U.S. is the center of such activity, we believe it may spread increasingly across the globe. The U.S. has also been the center of the M&A activity as businesses seek to increase market share or expand to new products by acquiring them from other companies using inexpensive capital. While this may work in positive fashion for both the acquirer and the seller in terms of delivering value for shareholders and growth going forward, it is not adding positive investment in new facilities or increased employment. Often “Merger Synergies” are derived from eliminating redundant jobs and production facilities. That said, we believe that over time, facilities expansion will take place if demand continues to recover and inefficient productive capacity is rationalized. Thus, eventually, the pace of job growth and then wages should accelerate.

Another effect of this significant flood of financial liquidity is that the financial markets have experienced rather low volatility, which many investors have viewed in recent years as a measure of reduced risk. Witness the CBOE SPX Volatility Index (VIX Index) which peaked in 2008 at a level of 80 and has averaged just over 20 for the past ten years. The historic low in January 2007 was at 9.9, while the level at the end of April 2014 was 13.4 and has subsequently dropped below 12 during the month of May. This does not mean that there is no volatility in the stock market as significant rotation has occurred among sectors such as biotech, software and mobile technologies which offer the prospect of great long term growth and, thus, command very high price to earnings ratios. By comparison, the best performing stocks on a year to date basis are interest sensitive stocks such as utilities and real estate investment trusts (REITs) which reflect the strong performance of U.S. Treasury bonds, which rallied from over 3.00% yield on December 31, 2013 to the April close of 2.65% and in May to levels below last July’s 2.48%.

Interest rates are still near historic lows. Further easing in Europe along with recent weak U.S. gross domestic product (GDP) performance and depressed retail sales in the U.S. are factors contributing to the current low rate environment, as is the uncertainty over broad global economic recovery. However, when economic activity picks up, possibly in the fall, and more likely next year as excess capacity continues to be absorbed, we would expect to see another reversal in bonds. We do not expect such a reversal would be as violent as last May’s spike in yields, when many leveraged participants utilizing similar carry trades

Semi-Annual Report (Unaudited) | April 30, 2014	1

Alpine View (Continued)
April 30, 2014 (Unaudited)

or other forms of financing were forced to reduce positions and take losses. Over the medium term, we expect that sustained moderate growth in the U.S. with continued recapitalization of European banks in a pattern following the past several years’ recovery in the U.S. may unfold. We expect limited price pressure over the medium term but that eventual demand growth resulting in new orders will collide with reduced industrial capacity to gradually create modest upward pressure for prices and wages.

During the interim period though, we would expect politics to intrude on the global economy in different fashions as unhappy or dissatisfied electorates work to remove or change the existing regimes and bring in new or at least different political perspectives. While their promises may prove empty, many politicians will attempt to solve some of the pressing issues related to quality of life. We suspect this will precipitate increased spending on infrastructure, housing and healthcare. We believe that many politicians will not utilize taxation, nor print more debt to fund such activity. Instead an emphasis of government oversight utilizing corporate management and private investment capital, or so called public private partnerships (PPP) could become a larger component of delivering services to meet the needs of expanding global population centers. In other words, we expect that the major drivers of long-term economic activity, which include developed as well as emerging markets, will continue to be an underlying theme over coming quarters as well as years. That, combined with new technologies used to access, communicate and transact business, pleasure or daily needs, will continue to be significant factors as we strive to maintain efficiency and security in our daily lives. This will continue to drive the prospects for stock performance even when interest rates return to historically “normal” levels.

Thank you for your interest and support.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual fund letters for risks specific to that fund.

This letter and the letter that follows represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

Capex (aka Capitalization Expenditure) are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. This type of outlay is made by companies to maintain or increase the scope of their operations.

CBOE Volatility Index (VIX Index) — Chicago Board Options Exchange SPX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

MSCI World Index is a free-float weighted equity index which includes developed world markets, and does not include emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Normalized earnings — earnings metric that shows you what earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

This is a closed-end fund and does not continuously offer shares.

2

Manager Commentary
April 30, 2014 (Unaudited)

We are pleased to report the results for the Alpine Total Dynamic Dividend Fund (“AOD”) for the six month period ending April 30, 2014. For this period, the Fund generated a total return of 5.45% based on NAV and a 6.19% return on the market price of AOD, versus the MSCI All Country World Index, which had a total return of 5.48%. All returns include reinvestment of all distributions. The Fund distributed $0.334 per share during the period.

During this fiscal period, the Board of Trustees of AOD approved an increase in the monthly distribution from $0.054 per share to $0.0565 per share, and a 1 for 2 reverse stock split, both effective in January 2014 (distribution per share is on a post-split basis). Upon completion of the stock split, each shareholder’s account reflected fewer shares with a higher net asset value and market price per share. Each shareholder holds the same percentage of the Fund’s outstanding common shares immediately following the reverse stock split as held immediately prior to the split, subject to adjustments for the sale of fractional shares resulting from the transaction. The Fund’s monthly distribution was increased based on the Fund’s performance since the current team began managing the Fund in December 2012, the Adviser’s view of the Fund’s long-term return potential, and the level of dividend income the Fund expected to be able to generate over the year. We continue to monitor these and other factors to evaluate the appropriate distribution level.

Economic Analysis

Although stocks in most developed markets advanced during the six month period ending April 30, 2014, it was a volatile period characterized by a sell-off in emerging markets, increased geopolitical tensions and uncertainty in the United States amidst a transition in leadership at the Federal Reserve (the “Fed”). Economic data were mixed, with extremely cold weather affecting spending patterns in the United States this winter, and sluggish growth in Europe bringing a fresh round of deflation worries. That said, macroeconomic conditions in the United States and in the Eurozone continued to be broadly supportive of a moderate recovery.

We believe the slow recovery is the result of 1) the reluctance of U.S. banks to lend at the same levels as they did prior to the global financial crisis, 2) a less accommodative fiscal policy in the United States, and 3) a still sluggish U.S. housing market plagued by historically low mortgage originations. Bond yields in the United States remained low as the Fed reassured investors that despite the tapering of quantitative easing, interest rates would remain low for an extended period. Consequently, interest rate-sensitive sectors in the U.S. outperformed more cyclical sectors, with U.S. utilities up 13.63% as measured by the S&P 500® Utilities Index in the period. European sovereign yields decreased with both the Italian and Spanish ten-year yields dropping to multi-year lows, driving a similar rally with European utilities up 13.79% (in USD) as measured by the MSCI Europe Utilities Index. Emerging markets continued to lag behind developed markets in the period, with the MSCI Emerging Markets Index posting a total return of -2.98% vs. 8.59% for the MSCI Europe Index, 8.35% for the S&P 500 Index, and 5.48% for the MSCI All Country World Index. In Brazil, potential risk of power rationing was complicated by election politics.

In China, the tightening of credit conditions and the consequent slowing of growth weighed on sectors dependent on government spending. Finally, the Russian annexation of Crimea brought investor concern about further aggression and the resulting economic impacts.

Portfolio Analysis

For the six month period ending April 30, 2014, the information technology and consumer staples sectors had the greatest positive relative effect on the Fund’s total return. In the information technology sector, the Fund benefited from its exposure to companies that had a specific catalyst such as Avago Technologies, with its accretive acquisition of LSI Corporation. In the consumer staples sector, the Fund benefited from owning companies that experienced transformational events such as Energizer, which announced the split of its household and personal care businesses. Financials and energy were the sectors that had the greatest negative effect on total return. Financials underperformed due to the Fund’s exposure to several global banks located outside of the United States. In the energy sector, the Fund underperformed primarily due to its exposure to Scorpio Tankers, which suffered from near term demand weakness in the product tanker market caused by an unusually cold winter among other transient factors.

The top five stocks contributing to the Fund’s performance for the six month period ended April 30, 2014 based on contribution to total return were Avago Technologies, Walgreen Co., Apple, Qualcomm, and Novartis.

Semiconductor manufacturer Avago Technologies received a boost during the period due to the announcement of its highly accretive acquisition of LSI Corporation. From a fundamental standpoint, Avago continued to benefit from the roll out of next generation (4G LTE) wireless networks. In addition, two of the company’s competitors in the market announced plans to merge their businesses, which we believe should be a long term positive for the industry.

Walgreen Co, the largest drugstore chain in the United States with over 8,600 stores, outperformed during the period as the company continued to reap the benefits of its highly accretive and strategic acquisition of UK retailer and pharmaceutical wholesaler Alliance Boots. The company also capitalized on the wave of generic drug launch activity through its distribution agreement with AmerisourceBergen, which allowed Walgreen to benefit from greater purchasing scale, distribution efficiencies and global growth opportunities.

Innovative technology leader Apple was a positive contributor to the Fund after it reported second quarter results in which iPhone sales and gross margins were better than expected. Apple capitalized on its momentous deal to sell iPhones on China Mobile’s vast network. Furthermore, the company announced a $30 billion share buyback and a dividend increase.

Semiconductor chip maker Qualcomm outperformed as the company benefited from the global 4G LTE adoption cycle, and the market looked forward to an acceleration in China’s LTE roll-out in the second half of 2014. Management committed to returning 75% of future free

Semi-Annual Report (Unaudited) | April 30, 2014	3

Manager Commentary (Continued)
April 30, 2014 (Unaudited)

cash flow through buybacks, including $4 billion in buybacks in FY14 alone, and a 20% increase in dividends.

Global pharmaceutical giant Novartis AG outperformed as the company announced a strategic and accretive portfolio transformation, creating a consumer joint venture with GlaxoSmithKline PLC (“Glaxo”), swapping its vaccine business for Glaxo’s oncology business, and selling its animal health business to Eli Lilly. The company maintained its ongoing commitment to a $5 billion share buyback and continued increase in dividends.

The following stocks had the largest adverse impact on the performance of the Fund based on contribution to total return for the six month period ended April 30, 2014: Sberbank Russia OJSC, Scorpio Tankers, American Eagle Outfitters, East Japan Railway Company, and Corrections Corporation of America.

Sberbank Russia OJSC, Russia’s largest bank, underperformed during the period as the escalation of political turmoil in Ukraine led to concerns about a slowdown in Russia and its impact on loan growth and nonperforming loans. Fundamentally, the company continued to perform well with strong loan growth and solid cost controls, but provisioning expenses rose, reflecting the deteriorating macro environment.

Scorpio Tankers, which owns the world’s largest and most modern fleet of refined oil product tankers, underperformed during the period as an extremely cold winter increased domestic fuel demand, decreasing the attractiveness of shipping European gasoline to the U.S. and putting downward pressure on spot rates for product tankers.

American Eagle Outfitters is a specialty retailer of apparel targeting 15 to 25-year-olds. The company reported declining sales and gross margins for its 4th quarter, driven by poor customer response to the company’s core fashion merchandise, and exacerbated by weak traffic and a highly promotional retail environment. In addition, in January the CEO unexpectedly stepped down. We no longer own shares of the stock.

East Japan Railway Company is one of Japan’s leading rail carriers. The company’s shares underperformed during the period as investors took profits after a total return of over 25% (USD) in calendar 2013, and some concern that the April 2014 consumption tax increase may impact demand. We believe that the company is undervalued due to its strong rail franchise and its underappreciated real estate, and thus continue to hold the stock.

Shares of Corrections Corp of America (CXW), an operator of prisons for state and federal government, suffered from uncertainty about the future of the California corrections market, one of its largest markets. A string of delays throughout 2013 eventually ended with a disappointing judicial decision in February 2014 that granted the state an additional two years to comply with laws meant to reduce overcrowding in prisons. With the ruling, CXW lost the opportunity to fill out-of-state beds with California inmates. While disappointing, the company still has a solid pipeline of non-California opportunities, and the long term opportunity for private prisons to increase their market share above the current 10% is still attractive.

In order to achieve its dividend, the Fund participated in a number of dividend capture strategies including (1) purchasing shares in the stock of a regular dividend payer before an upcoming ex-date and selling after the ex-date, (2) purchasing shares before an anticipated special dividend and selling opportunistically after the ex-date of the dividend, and (3) purchasing additional shares in stocks that the Fund already owns before the ex-date and selling the original shares after the ex-date, thus receiving a dividend on a larger position. The Fund’s turnover has decreased this period compared to the first half of fiscal year 2013, as it invested in several companies that paid large special dividends. We have also used leverage at times in the execution of these strategies rather than selling core holdings. While there is the potential for market loss on the shares that are held for a short period, we seek to use these strategies to generate additional income with limited impact on the construction of the core portfolio.

We have hedged a portion of our currency exposures to the Euro, Swiss Franc, Japanese Yen and British Pound in an effort to reduce our net currency exposure.

Summary

We believe that global macroeconomic conditions generally remain positive for stocks, although the market environment remains fairly uncertain. In developed markets, we are mindful that expectations have continued to rise as growth has returned and financial risks have largely faded. In the United States, fiscal policy should be less of a drag and monetary policy will likely remain quite accommodative as the Federal Reserve unwinds its quantitative easing program at a measured pace. In Europe, we see similar characteristics but believe equity valuations are slightly more attractive, and the European Central Bank’s dovish bias should provide good support for stocks. In emerging markets, we see a mixed picture with better underlying economic growth, temporarily overshadowed by upcoming presidential or parliamentary elections in countries such as Brazil, India, South Africa and Turkey. This macroeconomic backdrop together with our view that equity market valuations are fairly robust, lead us to continue to take a more conservative investment stance.

Beyond the macroeconomic environment, the Fund continues to emphasize its focus on what we view as high quality companies with strong balance sheets and strong potential to grow earnings and dividends amidst an uncertain macro environment. Despite the extended bull market we have experienced in several markets across the globe, we believe there are still plenty of opportunities to invest in companies with a history of paying strong dividends at attractive prices with potential for solid earnings growth. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects for the Fund in future communications.

Sincerely,

Brian Hennessey
Joshua E. Duitz

Portfolio Managers

4

Manager Commentary (Continued)
April 30, 2014 (Unaudited)

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies may pay in any given timeframe.

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Fund will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Fund’s website, or can be obtained by calling 1-800-617-7616. We estimate that Alpine Total Dynamic Dividend Fund did not pay any distributions during the fiscal semi-annual period ending April 30, 2014 through a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Final determination of the federal income tax characteristics of distributions paid during calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which may be illiquid, and which may disproportionately increase losses, and have a potentially large impact on Fund performance. Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign

Semi-Annual Report (Unaudited) | April 30, 2014	5

Manager Commentary (Continued)
April 30, 2014 (Unaudited)

markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk – Stock prices of micro-capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small- or medium-capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Accretive is the growth or increase by gradual addition.

Free cash flow (FCF) is a measure of financial performance calculated as operating cash flow minus capital expenditures. FCF represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. FCF is important because it allows a company to pursue opportunities that enhance shareholder value.

MSCI All Country World Index Gross USD is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI Emerging Markets Index USD is a free float-adjusted market cap weighted index that is designed to measure equity market performance in the global emerging markets.

6

Manager Commentary (Continued)
April 30, 2014 (Unaudited)

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

MSCI Europe Utilities Index is designed to capture the large and mid-cap segments across fifteen developed market countries in Europe. All securities in the index are classified in the utilities sector.

Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P 500® Utilities Index comprises those companies included in the S&P 500 that are classified as members of the GICS® utilities sector.

The S&P 500® Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2014 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2014	7

Manager Commentary (Continued)
April 30, 2014 (Unaudited)

PERFORMANCE(1) As of April 30, 2014 (Unaudited)
	Ending Value as of 4/30/14	6 Months(2)	1 Year	3 Years	5 Years	Since Inception(3)
Alpine Total Dynamic Dividend Fund | NAV(4)(5)	$9.95	5.45%	12.01%	1.09%	9.36%	-3.54%
Alpine Total Dynamic Dividend Fund | Market Price(5)	$8.51	6.19%	11.30%	-1.67%	4.70%	-6.21%
MSCI All Country World Index		5.48%	14.91%	7.94%	15.91%	4.28%
S&P 500® Index		8.35%	20.43%	13.82%	19.13%	6.20%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Not annualized.
(3)	Commenced operations on January 26, 2007. IPO split adjusted price of $40 used in calculating performance information for the market price.
(4)	Performance at NAV includes fees and expenses.
(5)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Shareholders received 1 share for every 2 shares owned and net asset value and market price per share increased correspondingly.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

The S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (Unaudited)
Roche Holding AG	2.15%	Switzerland
Apple, Inc.	1.87%	United States
Novartis AG-ADR	1.74%	Switzerland
Vodafone Group PLC-ADR	1.63%	United Kingdom
QUALCOMM, Inc.	1.61%	United States
Nestle SA	1.57%	Switzerland
Avago Technologies, Ltd.	1.56%	Singapore
Covidien PLC	1.47%	Ireland
Comcast Corp.-Class A	1.44%	United States
McKesson Corp.	1.41%	United States
Top 10 Holdings	16.45%

TOP 5 COUNTRIES* (Unaudited)
United States	45.7%
United Kingdom	10.2%
Switzerland	8.8%
France	6.1%
Japan	3.6%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Manager Commentary (Continued)
April 30, 2014 (Unaudited)

REGIONAL ALLOCATION** As of April 30, 2014 (Unaudited)

** As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE(1) As of April 30, 2014 (Unaudited)

(1)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Net asset value and market price information through January 20, 2014 have been updated to reflect the effect of the split. Shareholders received 1 share for every 2 shares owned and net asset value and market price per share increased correspondingly.

Semi-Annual Report (Unaudited) | April 30, 2014	9

Schedule of Portfolio Investments
April 30, 2014 (Unaudited)

Shares	Security Description	Value

COMMON STOCKS-93.9%
Aerospace & Defense-1.2%
190,000	Airbus Group NV	$13,045,384
Airlines-1.1%
235,097	Japan Airlines Co., Ltd.	12,164,749
Auto Components-1.8%
84,000	Delphi Automotive PLC	5,614,560
2,101,000	GKN PLC	13,621,735
		19,236,295
Banks-4.7%
751,000	Bangkok Bank PCL	4,374,645
215,500	Hana Financial Group, Inc.	7,580,978
461,000	Mitsubishi UFJ Financial Group, Inc.	2,443,997
136,000	PNC Financial Services Group, Inc.	11,429,440
279,000	Sberbank of Russia-ADR	2,351,970
387,000	Standard Chartered PLC	8,373,455
55,000	Sumitomo Mitsui Financial Group, Inc.	2,169,658
244,500	Wells Fargo & Co.	12,136,980
		50,861,123
Beverages-2.0%
81,000	Anheuser-Busch InBev NV-ADR	8,571,420
414,900	Diageo PLC	12,731,893
		21,303,313
Capital Markets-1.4%
295,500	Daiwa Securities Group, Inc.	2,211,156
360,000	Invesco, Ltd.	12,675,600
		14,886,756
Chemicals-2.5%
712,000	Clariant AG (a)	14,011,862
42,500	Koninklijke DSM NV	3,047,174
46,000	Linde AG	9,537,611
		26,596,647
Commercial Services & Supplies-1.6%
157,500	ISS A/S (a)	5,483,225
339,000	KAR Auction Services, Inc.	10,095,420
88,353	RR Donnelley & Sons Co.	1,555,013
		17,133,658
Communications Equipment-2.6%
477,000	Cisco Systems, Inc.	11,023,470
222,000	QUALCOMM, Inc.	17,473,620
		28,497,090
Construction & Engineering-1.1%
164,500	Vinci SA	12,401,419
Containers & Packaging-1.2%
2,391,000	DS Smith PLC	12,716,432
Diversified Financial Services-1.4%		6,101,420
403,000	Bank of America Corp.	9,582,000
200,000	Citigroup, Inc.	15,683,420
Shares	Security Description	Value

Electric Utilities-1.0%
296,000	Enersis SA-ADR	$4,765,600
126,000	Northeast Utilities	5,954,760
		10,720,360
Electronic Equipment, Instruments & Components-1.1%
196,000	TE Connectivity, Ltd.	11,560,080
Energy Equipment & Services-3.0%
78,000	Bristow Group, Inc.	5,990,400
107,000	Gulfmark Offshore, Inc.-Class A	4,816,070
100,000	National Oilwell Varco, Inc.	7,853,000
76,000	Oceaneering International, Inc.	5,569,280
676,000	Petroleum Geo-Services ASA	8,148,209
		32,376,959
Food & Staples Retailing-2.1%
76,800	Costco Wholesale Corp.	8,884,224
207,500	Walgreen Co.	14,089,250
		22,973,474
Food Products-2.6%
325,000	Mondelez International, Inc.-Class A	11,586,250
219,500	Nestle SA	16,946,966
		28,533,216
Health Care Equipment & Supplies-1.5%
223,000	Covidien PLC	15,888,750
Health Care Providers & Services-4.0%
71,000	Fresenius Medical Care AG & Co.KGaA	4,880,764
42,500	Fresenius SE & Co. KGaA	6,459,325
230,000	HCA Holdings, Inc. (a)	11,960,000
90,000	McKesson Corp.	15,227,100
68,500	UnitedHealth Group, Inc.	5,140,240
		43,667,429
Hotels, Restaurants & Leisure-0.7%
93,256	Las Vegas Sands Corp.	7,379,347
Household Durables-1.2%
184,500	Lennar Corp.-Class A	7,119,855
167,000	Ryland Group, Inc.	6,411,130
		13,530,985
Household Products-2.0%
169,500	Colgate-Palmolive Co.	11,407,350
95,500	Energizer Holdings, Inc.	10,666,395
		22,073,745
Industrial Conglomerates-0.4%
29,000	Siemens AG	3,822,148
Insurance-2.4%
545,500	BB Seguridade Participacoes SA	6,392,607
240,000	Validus Holdings, Ltd.	8,896,800
36,500	Zurich Insurance Group AG (a)	10,455,232
		25,744,639

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments
April 30, 2014 (Unaudited)

Shares	Security Description	Value

IT Services-2.4%
164,000	Accenture PLC-Class A	$13,156,080
64,000	International Business Machines Corp.	12,574,080
		25,730,160
Life Sciences Tools & Services-0.8%
75,500	Thermo Fisher Scientific, Inc.	8,607,000
Machinery-2.3%
397,000	IMI PLC	10,054,417
128,572	Snap-on, Inc.	14,914,352
		24,968,769
Media-2.5%
301,000	Comcast Corp.-Class A	15,579,760
151,000	The Walt Disney Co.	11,980,340
		27,560,100
Multi-Utilities-1.0%
355,000	CMS Energy Corp.	10,760,050
Multiline Retail-1.0%
50,000	Kering	11,057,174
Office Electronics-0.8%
729,000	Xerox Corp.	8,813,610
Oil, Gas & Consumable Fuels-6.5%
235,500	Enbridge, Inc.	11,372,295
180,000	Energy XXI Bermuda, Ltd.	4,307,400
54,000	HollyFrontier Corp.	2,839,860
26,000	Marathon Petroleum Corp.	2,416,700
86,000	Murphy Oil Corp.	5,454,980
84,000	Occidental Petroleum Corp.	8,043,000
922,000	Scorpio Tankers, Inc.	8,307,220
294,500	The Williams Cos., Inc.	12,419,065
206,000	Total SA	14,712,673
		69,873,193
Paper & Forest Products-0.6%
136,000	International Paper Co.	6,344,400
Pharmaceuticals-6.3%
217,000	Novartis AG-ADR	18,865,980
349,000	Pfizer, Inc.	10,916,720
79,500	Roche Holding AG	23,305,306
275,000	Sanofi-ADR	14,795,000
		67,883,006
Shares	Security Description	Value

Real Estate Investment Trusts-5.8%
493,300	American Homes 4 Rent-Class A	$7,917,465
124,000	American Tower Corp.	10,356,480
163,500	Corrections Corp. of America	5,362,800
116,000	Digital Realty Trust, Inc.	6,194,400
780	Nippon Building Fund, Inc.	4,318,286
2,875,000	TF Administradora Industrial S de RL de CV	5,777,360
167,500	The Geo Group, Inc.	5,616,275
1,031,000	Two Harbors Investment Corp.	10,701,780
674,738	Westfield Group	6,863,808
		63,108,654
Real Estate Management & Development-3.5%
577,000	BR Malls Participacoes SA	4,965,862
670,861	Cheung Kong Holdings, Ltd.	11,404,624
4,210,000	Global Logistic Properties, Ltd.	9,570,471
237,000	Mitsui Fudosan Co., Ltd.	7,003,247
780,199	Wharf Holdings, Ltd.	5,474,410
		38,418,614
Road & Rail-3.7%
2,334,000	All America Latina Logistica SA	9,242,839
97,500	Canadian Pacific Railway, Ltd.	15,207,075
116,500	East Japan Railway Co.	8,492,928
35,580	Union Pacific Corp.	6,775,499
		39,718,341
Semiconductors & Semiconductor Equipment-1.6%
265,500	Avago Technologies, Ltd.	16,859,250
Specialty Retail-1.4%
156,000	Penske Automotive Group, Inc.	7,154,160
410,768	Pier 1 Imports, Inc.	7,500,624
		14,654,784
Technology, Hardware, Storage & Peripherals-2.9%
34,300	Apple, Inc.	20,240,087
438,000	EMC Corp.	11,300,400
		31,540,487
Textiles, Apparel & Luxury Goods-0.5%
49,000	Adidas AG	5,229,710
Tobacco-1.0%
187,800	British American Tobacco PLC	10,834,670
Trading Companies & Distributors-1.7%
898,000	Ashtead Group PLC	13,259,016
93,001	Wolseley PLC	5,371,750
		18,630,766

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2014	11

Schedule of Portfolio Investments
April 30, 2014 (Unaudited)

Description	Shares	Value

Water Utilities-1.4%
231,000	American Water Works Co., Inc.	$10,517,430
500,000	Cia de Saneamento Basico do Estado de Sao Paulo-ADR	4,740,000
		15,257,430
Wireless Telecommunication Services-1.6%
465,000	Vodafone Group PLC-ADR	17,651,400

TOTAL COMMON STOCKS (Cost $883,309,241)		1,016,298,986

EQUITY-LINKED STRUCTURED NOTES-2.4%
Industrial Conglomerates-0.5%
163,500	Koninklijke Philips NV-Morgan Stanley BV	5,234,140
Media-1.0%
3,407,000	ITV PLC-Morgan Stanley BV	10,469,324
Multi-Utilities-0.9%
560,500	Veolia Environnement SA- Morgan Stanley BV	10,451,069

TOTAL EQUITY-LINKED STRUCTURED NOTES
(Cost $26,852,032)		26,154,533
Principal Amount	Security Description	Value

SHORT-TERM INVESTMENTS-2.5%
$27,360,000	State Street Eurodollar Time Deposit, 0.01%	$27,360,000

TOTAL SHORT-TERM INVESTMENTS (Cost $27,360,000)		27,360,000

TOTAL INVESTMENTS (Cost $937,521,273)—98.8%		1,069,813,519

OTHER ASSETS IN EXCESS OF LIABILITIES—1.2%		12,484,628

TOTAL NET ASSETS 100.0%		$1,082,298,147

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

ADR-American Depositary Receipt

AG-Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA-Allmennaksjeselskap is the Norwegian term for a public limited company.

A/S-Aktieselskab is the Danish term for a stock-based corporation.

BV-Besloten Vennootschap is the Dutch equivalent of a private limited liability company.

NV-Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PCL-Public Company Limited

PLC-Public Limited Company

S de RL de CV-Socieded de Responsabilidad Limitada de Capital Variable is the Spanish equivalent to Limited Liability Company.

SA-Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
April 30, 2014 (Unaudited)

ASSETS:

Investments, at value(1)	$1,069,813,519
Foreign currencies, at value(2)	236,663
Cash	402
Receivable from investment securities sold	26,237,156
Dividends receivable	11,390,242
Unrealized appreciation on forward currency contracts	270,357
Prepaid expenses and other assets	137,718
Total assets	1,108,086,057

LIABILITIES:

Payable for investment securities purchased	22,604,687
Unrealized depreciation on forward currency contracts	1,775,759
Accrued expenses and other liabilities:
Investment advisory fees	905,779
Compliance fees	39,792
Other	461,893
Total liabilities	25,787,910
Net Assets	$1,082,298,147

NET ASSETS REPRESENTED BY:

Paid-in-capital	$4,064,456,317
Undistributed net investment income	16,201,972
Accumulated net realized loss from investments and foreign currency transactions	(3,129,255,443)
Net unrealized appreciation on investments and foreign currency translations	130,895,301
Net Assets	$1,082,298,147
Net asset value
Net assets	$1,082,298,147
Shares of beneficial interest issued and outstanding	108,742,832
Net asset value per share	$9.95
(1) Total cost of investments	$937,521,273
(2) Cost of foreign currencies	$236,663

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2014	13

Statement of Operations
For the Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:

Dividend income	$58,225,381
Less: Foreign taxes withheld	(609,147)
Total investment income	57,616,234

EXPENSES:

Investment advisory fee (Note 4)	5,380,863
Administration fee (Note 4)	106,244
NYSE fees	96,832
Printing and mailing fees	69,299
Audit and tax fees	63,249
Accounting and custody fees	45,517
Trustee fees	44,778
Compliance fees	41,030
Legal fees	38,855
Insurance fees	22,183
Interest on loan (Note 7)	21,714
Other fees	130,078
Total expenses	6,060,642
Net investment income	51,555,592

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) from:
Investments	15,423,981
Foreign currency transactions	(1,938,498)
Net realized gain from investments and foreign currency	13,485,483
Change in net unrealized depreciation on:
Investments	(13,118,277)
Foreign currency translations	(475,960)
Change in net unrealized depreciation on investments and foreign currency	(13,594,237)
Net loss on investments and foreign currency	(108,754)
Increase in net assets from operations	$51,446,838

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
OPERATIONS:

Net investment income	$51,555,592	$74,480,306
Net realized gain (loss) from:
Investments	15,423,981	47,262,281
Foreign currency transactions	(1,938,498)	(4,306,908)
Change in net unrealized appreciation/(depreciation) on:
Investments	(13,118,277)	35,007,767
Foreign currency translations	(475,960)	(297,686)
Increase in net assets from operations	51,446,838	152,145,760

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 6):

From net investment income	(36,320,107)	(89,680,434)
Decrease in net assets from distributions to shareholders	(36,320,107)	(89,680,434)

CAPITAL SHARE TRANSACTIONS:

Repurchase of shares	—	(14,427,312)
Decrease in net assets from capital share transactions	—	(14,427,312)
Net increase in net assets	15,126,731	48,038,014
Net Assets:
Beginning of period	1,067,171,416	1,019,133,402
End of period*	$1,082,298,147	$1,067,171,416

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding – beginning of period(1)	108,742,832	110,515,247
Common shares retired(1)	—	(1,772,415)
Common shares outstanding – end of period(1)	108,742,832	108,742,832

* Including undistributed net investment income of:	$16,201,972	$966,487
(1)	Shares for the year ended October 31, 2013, and through January 20, 2014 have been adjusted to reflect the effects of a 1 for 2 reverse stock split effective January 21, 2014. See Note 8.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2014	15

Financial Highlights
(For a share outstanding throughout each period)

	For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013(a)	For the Year Ended October 31, 2012(a)	For the Year Ended October 31, 2011(a)	For the Year Ended October 31, 2010(a)	For the Year Ended October 31, 2009(a)
PER COMMON SHARE OPERATING PERFORMANCE:

Net asset value per share, beginning of period	$9.82(a)	$9.22	$10.26	$11.80	$13.36	$15.70
Income from investment operations:
Net investment income	0.47	0.68	1.36	1.32	1.52	3.22
Net realized and unrealized gain (loss)	(0.01)	0.74	(1.08)	(1.52)	(0.70)	(2.20)
Total from investment operations	0.46	1.42	0.28	(0.20)	0.82	1.02

LESS DISTRIBUTIONS:

From net investment income	(0.33)	(0.82)	(1.32)	(1.34)	(2.38)	(3.36)
Total distributions	(0.33)	(0.82)	(1.32)	(1.34)	(2.38)	(3.36)
Net asset value per share, end of period	$9.95	$9.82	$9.22	$10.26	$11.80	$13.36
Per share market value, end of period	$8.51	$8.34	$8.44	$9.80	$11.26	$16.94

Total return based on:
Net Asset Value(b)	5.45%(c)	17.60%	4.01%	(2.28)%	4.52%	8.71%(d)
Market Value(b)	6.19%(c)	9.11%	(0.32)%	(2.19)%	(21.34)%	32.76%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of period (000)	$1,082,298	$1,067,171	$1,019,133	$1,134,041	$1,304,949	$1,452,683
Ratio of total expenses to average net assets(e)	1.15%(f)	1.19%	1.27%	1.35%	1.53%	1.45%
Ratio of net investment income to average net assets	9.74%(f)	7.24%	14.14%	11.00%	12.19%	24.48%
Portfolio turnover	56%(c)	192%	310%	367%(g)	487%(g)	653%(g)

Borrowing at End of Period
Aggregate Amount Outstanding (000)	$N/A	$5,897	$51,500	$46,571	$179,465	$75,605
Asset Coverage Per $1,000 (000)	$N/A	$81,979	$20,789	$25,351	$8,271	$20,214

(a)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Net asset value and per share information through January 20, 2014 have been updated to reflect the effect of the split. Shareholders received 1 share for every 2 shares owned and net asset value per share increased correspondingly.
(b)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	In 2009, 0.09% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for a realized investment loss, and another 0.07% consists of a loss on an investment not meeting the Fund’s investment restriction. Excluding these items, total return would have been 8.55%.
(e)	Ratio of total expenses to average net assets excluding interest expense was 1.14% for the six months ended April 30, 2014 and 1.18%, 1.23%, 1.29%, 1.42% and 1.41% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.
(f)	Annualized.
(g)	Portfolio turnover rate does not reflect total return swap transactions.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
April 30, 2014 (Unaudited)

1. Organization:

Alpine Total Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware Statutory Trust on October 27, 2006, and had no operating history prior to January 26, 2007. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund has an investment objective to seek high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation or, lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations or, if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, the option is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options

Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated. As stated above, if the market prices are not readily available or not reflective of the fair value of the security, as of the close of the regular trading on the NYSE, the security will be priced at fair value following procedures approved by the Board.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices.

Fair Value Measurement:

In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market

Semi-Annual Report (Unaudited) | April 30, 2014	17

Notes to Financial Statements (Continued)
April 30, 2014 (Unaudited)

participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under GAAP.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2014:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Consumer Discretionary	$98,648,395	$—	$—	$98,648,395
Consumer Staples	105,718,418	—	—	105,718,418
Energy	102,250,152	—	—	102,250,152
Financials	198,712,287	4,374,645	—	203,086,932
Health Care	136,046,185	—	—	136,046,185
Industrials	147,501,508	—	—	147,501,508
Information Technology	123,000,677	—	—	123,000,677
Materials	45,657,479	—	—	45,657,479
Telecommunication Services	17,651,400	—	—	17,651,400
Utilities	36,737,840	—	—	36,737,840
Equity-Linked Structured Notes	—	26,154,533	—	26,154,533
Short-Term Investments	—	27,360,000	—	27,360,000
Total	$1,011,924,341	$57,889,178	$—	$1,069,813,519

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$270,357	$—	$270,357
Liabilities
Forward Currency Contracts	—	(1,775,759)	—	(1,775,759)
Total	$—	$(1,505,402)	$—	$(1,505,402)
*	For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

18

Notes to Financial Statements (Continued)
April 30, 2014 (Unaudited)

For the period ended April 30, 2014, there were no transfers between Level 1, Level 2 and Level 3.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2014, open Federal and New York tax years include the tax years ended October 31, 2010 through 2013.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

D. Distributions to Shareholders:

The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax-exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

E. Foreign Currency Translation Transactions:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statement of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or

Semi-Annual Report (Unaudited) | April 30, 2014	19

Notes to Financial Statements (Continued)
April 30, 2014 (Unaudited)

diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

H. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. During the period ended April 30, 2014, the Fund entered into 10 forward currency contracts.

The following forward currency contracts were held at April 30, 2014:

Description	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Gain/(Loss)
Contracts Sold:
Swiss Franc	07/09/14	34,600,000 CHF	$39,604,414	$39,334,057	$270,357
Euro	07/09/14	47,800,000 EUR	64,954,464	66,304,650	(1,350,186)
British Pound	07/09/14	10,100,000 GBP	16,785,392	17,043,830	(258,438)
Japanese Yen	07/30/14	3,100,000,000 JPY	30,171,050	30,338,185	(167,135)
				$153,020,722	$(1,505,402)

I. Derivative Instruments and Hedging Activities:

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the period ended April 30, 2014. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain and the change in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

The effect of derivative instruments on the Statement of Assets and Liabilities as of April 30, 2014:

Derivatives	Statement of Assets and Liabilities Location	Unrealized Appreciation/ (Depreciation)
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$270,357
Foreign exchange risk	Unrealized depreciation on forward currency contracts	(1,775,759)
Total		$(1,505,402)

20

Notes to Financial Statements (Continued)
April 30, 2014 (Unaudited)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Derivatives	Statement of Operations Location	Net Realized Loss	Change in Net Unrealized Depreciation
Foreign exchange risk	Net realized gain (loss) from foreign currency transactions / Change in net unrealized depreciation on foreign currency translations	$(1,893,199)	$(619,688)

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2014 are as follows:

Purchases	Sales
$595,802,391	$614,227,866

The Fund did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2014.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the Fund’s administrator pursuant to an Administration Agreement with the Fund. As compensation for its services to the Fund, SSBT receives an annual administration fee of 0.02% of total net assets on the first $5 billion and 0.015% on total net assets exceeding $5 billion, computed daily and payable monthly.

5. Capital Transactions:

On February 27, 2013, the Board announced a new Share Repurchase Plan (the “Repurchase Plan”). Under the Repurchase Plan, the Fund may purchase, in the open market, the Fund’s then outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods, and subject to market conditions and investment considerations. During the year ended October 31, 2013, under the Repurchase Plan, the Adviser purchased 1,772,415 shares at an average price of $8.140, including commissions in the amount of $53,172. Shares for the year ended October 31, 2013, have been adjusted to reflect the effects of a reverse stock split effective January 21, 2014. See Note 8.

6. Income Tax Information:

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2013 were as follows:

Distributions paid from:
Ordinary income	$89,680,434
Total	$89,680,434

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2013, the effects of certain differences were reclassified. The Fund increased undistributed net investment income by $1,487,226 and decreased accumulated net realized loss by $(1,487,226). These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2013, the Fund utilized $33,276,447 of capital loss carryovers. At October 31, 2013, the Fund had available for tax purposes unused capital loss carryovers of $164,214,963, expiring on October 31, 2015, unused capital loss carryovers of $1,575,094,244, expiring on October 31, 2016, unused capital loss carryovers of $896,144,160, expiring on October 31, 2017, unused capital loss carryovers of $342,916,726, expiring on October 31, 2018, and capital loss carryovers of $24,530,686, expiring on October 31, 2019.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Semi-Annual Report (Unaudited) | April 30, 2014	21

Notes to Financial Statements (Continued)
April 30, 2014 (Unaudited)

Capital loss carryovers as of October 31, 2013, with no expiration are as follows:

Short Term	Long Term
$136,549,260	$—

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,553,363
Accumulated capital loss	(3,139,450,039)
Unrealized appreciation	139,611,775
Total	$(2,997,284,901)

As of April 30, 2014, net unrealized appreciation of investments, excluding foreign currency, based on Federal tax costs was as follows:

Gross appreciation on investments
(excess of value over tax cost)	$168,350,437
Gross depreciation on investments
(excess of tax cost over value)	(36,058,191)
Net unrealized appreciation	132,292,246
Cost of investments for income tax purposes	$937,521,273

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. Line of Credit:

On December 1, 2010, the Fund executed a Prime Brokerage Agreement with BNP Paribas Prime Brokerage International Ltd and also executed a Committed Facility Agreement which allows the Fund to borrow on a secured and committed basis. As of October 31, 2013, the maximum commitment amount was $300,000,000 and increased to $700,000,000 from March 31, 2014 through May 31, 2014, and will revert to $300,000,000 through fiscal 2014, unless terminated with six months’ notice by either party or, if BNP Paribas’ long term credit rating falls three or more notches by any of S&P, Moodys or Fitch Ratings, Ltd, either party may terminate on 29 days’ notice. The terms of the lending agreement indicate the rate to be the Fed Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides for secured, committed line of credit for the Fund where certain Fund assets are pledged against advances made to the Fund. The maximum amount of the line of credit available is the lesser of 33.33% of the total assets of the Fund or the amounts disclosed above, including the amount borrowed. During the period ended April 30, 2014, the average borrowing by the Fund was $4,225,445 with an average rate on borrowings of 1.02%. During the period ended April 30, 2014, the maximum borrowing by the Fund was $34,431,762. Interest expense related to the loan for the period ended April 30, 2014 was $21,714. At April 30, 2014, there was no outstanding loan for the Fund.

8. Reverse Stock Split:

On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. The net effect of the reverse stock split was to decrease the number of outstanding shares and increase the net asset value per share by a proportionate amount. The reverse stock split had no impact on the overall value of a shareholder’s investment in the Fund. Capital share activity referenced in the Statements of Changes in Net Assets and per share and net asset value data in the Financial Highlights have been restated to reflect the reverse stock split.

9. Subsequent Events:

Distributions: The Fund paid a distribution of $6,143,970 or $0.0565 per common share on May 30, 2014 to common shareholders of record on May 22, 2014.

The Fund will also pay a distribution of $0.0565 per common share payable on June 30, 2014 to common shareholders of record on June 23, 2014.

22

Additional Information
April 30, 2014 (Unaudited)

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Semi-Annual Report (Unaudited) | April 30, 2014	23

Additional Information (Continued)
April 30, 2014 (Unaudited)

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with the NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1(800)617.7616.

Approval of Investment Management Agreements

In the weeks leading up to the Meeting of the Board of Trustees on March 26-27, 2014, the Independent Trustees reviewed materials (“15(c) Materials”) provided by the Adviser relating to the Advisory Contracts. The 15(c) Materials responded to information requested by the Independent Trustees, through independent legal counsel, which the Independent Trustees discussed prior to the meeting and with the Adviser at the meeting. In reviewing the Agreements, the Independent Trustees considered various factors, including among other things (i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The Independent Trustees evaluated a variety of information they deemed relevant on a Fund by Fund basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Independent Trustees, and different Independent Trustees may have placed greater weight on certain factors than did other Independent Trustees.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds, the 15(c) Materials provided at and prior to the meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of the Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of the Adviser’s Senior Management, including those individuals responsible for the investment, operations and compliance with respect to the Funds’ investments, and the responsibilities of the investment, operations and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon all the materials provided throughout the year, including the 15(c) Materials, and their knowledge of the business of the Adviser formed through meetings with Portfolio Managers among others, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Funds were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. In assessing the quality of the portfolio management, the Independent Trustees were able to compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds, including additions to the portfolio management and research teams and the continued development of a more team-based approach. The Independent Trustees noted that the performance of certain of these funds had recently improved but that the Board acknowledged that they will continue to closely monitor these funds for improvement of performance. The Independent Trustees also considered the formation of the Senior Investment Committee to serve as the Office of the CIO, the Adviser’s explanation of how the Committee would operate and the potential impact this could be expected to have on performance. Additionally, the Independent Trustees noted the Adviser’s expanded use of performance attribution and risk reporting. The Independent Trustees also reviewed a summary of certain Fund expenses against those of peer and category groups.

24

Additional Information
April 30, 2014 (Unaudited)

For certain of the Funds, they noted that higher expenses relative to peer and category groups were due to the small size of a Fund or its decline in assets. In other instances, the net expenses exceeded the peer group and category medians largely due to an advisory fee higher than the category median. The Board considered the use of Adviser profits to potentially benefit shareholders over time through the addition of certain employees over the past several years, enhancements to portfolio management and research teams and investment in additional risk and analytic tools to aid in portfolio management. The Board also considered the infrastructure and technology services provided by the Adviser. The Independent Trustees concluded on balance that the fees to the Adviser were fair and equitable.

The Independent Trustees also considered the profitability of the advisory agreements with the Adviser. The Independent Trustees were provided with data on the Funds’ profitability generally and on the profitability of each Fund. The Independent Trustees also examined the expense limitation agreements in place and any other expense subsidization undertaken by the Adviser, as well as each Funds’ brokerage and commissions, commission sharing agreements and the open-end Funds’ payments to intermediaries whose customers invest in the Funds. After discussion and analysis, including regarding plans and potential plans for modification or enhancement of existing products, the Independent Trustees concluded that, to the extent that the Adviser’s relationship with the Funds has been profitable, the profitability was in no instance such as to render any advisory fee excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their Counsel, including, among others, comparative performance expense information, organization charts, advisory fee breakpoints, and profitability. Further, the Independent Trustees had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, those benefits are not so significant as to render the Adviser’s fees excessive.

On the basis of their ongoing discussions with Management and their analysis of information provided prior to and at the meeting, the Independent Trustees determined that the nature of the Funds and their operations, particularly the open-end Funds, is such that the Adviser may realize economies of scale in the management of certain Funds as they grow in size.

The Independent Trustees approved the continuance of the Funds’ Agreements with the Adviser after weighing, among others, the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser had and was taking appropriate steps to address performance issues affecting certain Funds. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive, any additional benefits to the Adviser were not of a magnitude that resulted in excessive fees, and that the fees adequately reflected shared economies of scale with the Funds. Accordingly, the Trustees, including a majority of the Independent Trustees, agreed to approve the continuation of the Agreements for one year.

Fund Proxy and Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2013, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	20.43%
Qualified Dividend Income	67.88%

Shareholder Meeting

On May 28, 2014, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect two Trustees to the Board of Trustees of the Fund and to conduct other business. The results of the proposals reflect the percentage of shares voted at the meeting and are as follows:

Semi-Annual Report (Unaudited) | April 30, 2014	25

Additional Information
April 30, 2014 (Unaudited)

Proposal 1: To elect Eleanor T.M. Hoagland and Jeffrey E. Wacksman as Trustees to the Board of Trustees for a term of three years to expire at the 2017 Annual Meeting or until his successor has been duly elected and qualified.

Eleanor T.M. Hoagland
For	95.74%
Withheld	4.26%

Jeffrey E. Wacksman
For	95.82%
Withheld	4.18%

Proposal 2: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	74.44%
Against	24.04%
Abstain	1.52%

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

26

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Investor	1(800) 617.7616
Information	www.alpinefunds.com

Investment Adviser

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

Administrator &

Custodian

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

Fund Counsel

Willkie Farr & Gallagher LLP

787 7th Ave.

New York, NY 10019

INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2. Code of Ethics

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual report.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There is a share repurchase plan in place that was announced by the Fund’s Board of Trustees on February 27, 2013 (the “Repurchase Plan”). Under the Repurchase Plan, the Fund may purchase, in the open market, its outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods Capital Investors, LLC, and subject to market conditions and investment considerations.  The Board will continue to monitor the Repurchase Plan, which can be terminated at any time.  The Repurchase Plan did not specify a number of shares that may be purchased.  The amount and timing of Repurchases is at the discretion of the Fund’s investment adviser and is monitored by the Board of Trustees.  Additionally, a notice that the Registrant may purchase at market prices from time to time its common shares in the open market in accordance with Section 23(c) of the Investment Company Act of 1940 is included in the Registrant’s Semi-Annual and Annual reports. No purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Total Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 2, 2014